Exhibit 99.1

CONSENT OF INDEPENDENT VALUER

We hereby consent to the reference to our name and description of our role in the valuation process of real estate assets of Industrial Property Trust Inc. (the “Company”) being included or incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-184126) and the related prospectus included therein, by being filed in a Current Report on Form 8-K, to be filed on the date hereof. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

August 14, 2015